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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 5, 1999

                                 UNITOG COMPANY
                                 --------------
               (Exact name of registrant as specified in charter)



       DELAWARE                      0-6643                    44-0529828
       --------                      ------                    ----------
(State of Incorporation)     (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)



           1300 WASHINGTON STREET, KANSAS CITY, MO         64105
           ---------------------------------------         -----
           (Address of Principal Executive Offices)      (Zip Code)

                                 (816) 474-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

Early Termination of HSR Waiting Period
---------------------------------------

As previously disclosed, on January 9, 1999, Unitog Company ("Unitog"), Cintas Corporation ("Cintas") and Cintas Image Acquisition Company ("Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for a merger ("Merger") pursuant to which, and subject to the terms thereof, Unitog would be acquired by, and would become a wholly-owned subsidiary of, Cintas. One of the conditions to completion of the Merger was termination or early expiration of the waiting period required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder (the "HSR Act").

On February 5, 1999, Unitog received notification from the Federal Trade Commission that its request for early termination of the waiting period under the HSR Act with respect to the Merger was granted.

Determination of Environmental Liability Estimate
-------------------------------------------------

As previously disclosed, the Merger Agreement provides for Unitog Common Stock to be exchanged for Cintas Common Stock at the effective time of the Merger. The actual number of shares of Cintas Common Stock to be exchanged for each share of Unitog Common Stock is equal to a conversion number ("Conversion Number"), which is defined as the quotient determined by dividing (i) $38, subject to reduction for environmental liability estimates, described below (the "Unitog Share Price") by (ii) the average of the high and low per share sales prices of Cintas Common Stock as reported on Nasdaq for a period of 20 consecutive trading days ending the third trading day prior to the meeting of Unitog stockholders for the purpose of voting on the adoption of the Merger Agreement ("Cintas Share Price"), subject to certain adjustments if the Cintas Share Price is less than $52.00 or more than $66.43.

Under the Merger Agreement, the target Unitog Share Price of $38 was subject to reduction if certain environmental liability estimates, determined in accordance with the Merger Agreement on an after tax, net present value basis, exceeded $570,000 (such reduction, an "Environmental Estimate Reduction"). The Environmental Estimate Reduction reduces the Unitog Share Price of $38 by $0.01 for each $100,000 that the environmental liability estimates exceed $570,000, subject to certain conditions.

On February 17, 1999, the Environmental Estimate Reduction was determined by the parties, resulting in a $0.13 reduction of the Unitog Share Price from $38.00 to $37.87. Unitog expects a related pre-tax charge to earnings of approximately $5 million for the fourth quarter of fiscal 1999 regarding such estimate and certain new information concerning another environmental matter which was considered by Cintas in setting the original price for Unitog Stock.



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Illustrations of calculation of the Conversion Number (as adjusted for the
Environmental Estimate Reduction) are provided below:


----------------------------------------------------------------------------------------------------------------------
             (1)                            (2)                          (3)                           (4)

                                                                                          MERGER CONSIDERATION PER
                                                                                          UNITOG SHARE BASED ON CINTAS
                                                                                          SHARE PRICE IN COLUMN (1)
IF CINTAS SHARE PRICE IS:       THEN CINTAS SHARE PRICE      THE CONVERSION NUMBER        WOULD BE:
                                SHALL BE DEEMED TO BE:       SHALL BE EQUAL TO:
----------------------------------------------------------------------------------------------------------------------
        $50.00                         $52.000                       .7283                        $36.42
----------------------------------------------------------------------------------------------------------------------
        $52.00                         $52.000                       .7283                        $37.87
----------------------------------------------------------------------------------------------------------------------
        $60.00                         $60.000                       .6312                        $37.87
----------------------------------------------------------------------------------------------------------------------
        $66.43                         $66.430                       .5701                        $37.87
----------------------------------------------------------------------------------------------------------------------
        $70.00                         $68.215                       .5552                        $38.86
----------------------------------------------------------------------------------------------------------------------
        $75.00                         $70.715                       .5355                        $40.16
----------------------------------------------------------------------------------------------------------------------
        $80.00                         $73.215                       .5172                        $41.38
----------------------------------------------------------------------------------------------------------------------

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed with, and incorporated by reference to, Unitog's Form 8-K dated January 9, 1999.




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c)      EXHIBITS


Exhibit No.       Description of Exhibit
-----------       ----------------------

99.1              Press release dated February 18, 1999.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 UNITOG COMPANY



Date:  February 18, 1999                    By:  /s/ Robert M. Barnes
                                                 ------------------------------
                                                 Robert M. Barnes
                                                 Vice President-General Counsel
                                                 and Secretary

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EXHIBIT INDEX

Exhibit No.                Description of Exhibit
-----------                ----------------------


    99.1                   Press release dated February 18, 1999.





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